Exhibit 10.41
JOINDER AGREEMENT
Dated July 16, 2008
Reference is made to the Credit Agreement, dated as of July 6, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NOVELIS INC., a corporation formed under the Canada Business Corporations Act, NOVELIS CORPORATION, a Texas corporation, AV ALUMINUM INC., a corporation formed under the Canada Business Corporations Act, the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in the Credit Agreement), the Lenders, UBS AG, STAMFORD BRANCH, as administrative agent for the Lenders, UBS AG, STAMFORD BRANCH, as collateral agent for the Secured Parties, the other agents party thereto, and ABN AMRO INCORPORATED and UBS SECURITIES LLC, as joint lead arrangers and joint bookmanagers.
WITNESSETH:
WHEREAS, the Guarantors have entered into the Credit Agreement and the applicable Security Documents in order to induce the Lenders to make the Loans to or for the benefit of the Borrowers;
WHEREAS, pursuant to Section 5.11(b) of the Credit Agreement, certain Subsidiaries are required to become Guarantors under the Credit Agreement by executing a Joinder Agreement. The undersigned Subsidiary (the “New Guarantor”) is executing this joinder agreement (“Joinder Agreement”) to the Credit Agreement and as consideration for the Loans previously made by the Lenders and as consideration for the other agreements of the Lenders and the Agents under the Loan Documents and as consideration for other good and valid consideration the receipt and sufficiency of which is hereby acknowledged.
NOW, THEREFORE, the Administrative Agent, Collateral Agent and the New Guarantor hereby agree as follows:
1. Guarantee. In accordance with Section 5.1l(b) of the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Guarantor.
2. Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect”, true and correct in all respects) as of such earlier date. Each reference to a Guarantor in the Credit Agreement shall be deemed to include the New Guarantor. The New Guarantor hereby attaches supplements to each of the schedules to the Credit Agreement and the Perfection Certificates applicable to it.
3. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.
5. No Waiver. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.
6. Notices. All notices, requests and demands to or upon the New Guarantor, any Agent or any Lender shall be governed by the terms of Section 11.01 of the Credit Agreement.
7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NOVELIS SERVICES LIMITED
By:	/s/ P. Illy
	Name:	P. Illy
	Title:	Secretary
Address for Notices:

UBS AG, Stamford Branch, as Administrative Agent and as Collateral Agent
By:	/s/ Mary E. Evans`
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

Schedule 1.01(b)
Subsidiary Guarantors
•	Novelist Services Limited

Schedule 1.01(c)
Excluded Collateral Subsidiaries
N/A

Schedule 3.06(c)
Violations or Proceedings
N/A

Schedule 3.19
Insurance
1) Property Insurance Summary
“ALL RISK” PROPERTY DAMAGE, MACHINERY BREAKDOWN & BUSINESS INTERRUPTION INSURANCE COVERAGE
July 1, 2007 — July 1, 2008
NAMED INSURED:
•	Novelis Inc. and/or its affiliated, subsidiary and associated companies and/or corporations and the Insured’s interest in partnerships and joint ventures as now exist or may hereafter be constituted or acquired and any party in interest which the Insured is responsible to insure.

•	Including the Insured’s interest in the following joint ventures:
•	Logan Aluminum Inc.

•	Aluminium Norf GmbH (to be insured 100%)
PERIOD OF INSURANCE:
From July 1, 2007, to July 1, 2008
Both Dates at 12:01 am standard time at the place where the Property Insured is located.
COVERAGE DETAILS:
Property Insured
All real and personal property of every kind, nature and description except as may hereafter be excluded including but not limited to:
•	All property in which the Insured has an insurable interest including but not limited to property owned, used, leased or intended for use by the Insured, or hereafter constructed, erected, installed, or acquired. In the event of loss or damage, the Insurers agree to accept and consider the Insured as sole and unconditional owner of improvements and betterments, notwithstanding any contract or leases to the contrary.

•	All property of others in the Insured’s care, custody and control and/or for which the Insured may be legally liable and/or under an obligation and/or has assumed responsibility to provide insurance.

•	All property which is required to be specifically insured by reason of any statute.

Perils Covered
•	All Perils of direct physical loss or damage including Machinery Breakdown and Business Interruption, to the Property Insured by any cause whatsoever including Earthquake, Windstorm, and Flood.
LIMITS OF LIABILITY:
U.S. $750,000,000 EACH OCCURRENCE
•	Combined for Property Damage, including Machinery Breakdown and Business Interruption excess of the DEDUCTIBLE LEVELS and subject to the following ground-up sub-limits, where applicable, as described below:
GROUND-UP PROGRAM SUB-LIMITS

Contingent Business Interruption and Contingent Extra Expense (Direct Suppliers and/or Customers)	$200,000,000	each and every occurrence for BI. except,

	$25,000,000	each and every occurrence combined for PD & BI from interruption emanating from earthquake in the New Madrid zone.

Course of Construction	$100,000,000	each and every occurrence combined for PD & BI including Advance loss of Profits.

Debris Removal	$50,000,000	each and every occurrence for PD or 25% of the loss, whichever is greater.

Decontamination Expenses	$50,000,000	each and every occurrence for PD.

Defense Costs	$5,000,000	each and every occurrence combined for PD & BI.

Demolition and Increased Cost of Construction	$100,000,000	each and every occurrence combined for PD & BI.

Earthquake	$750,000,000	each and every occurrence combined for PD & BI and in the annual aggregate, except

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Chile.

$300,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for China.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Columbia.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Guam.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Indonesia.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Israel.

$300,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Mexico.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Peru.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Portugal.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Taiwan.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Venezuela.

$100,000,000	each and every occurrence

		combined for PD & BI and in the annual aggregate for Turkey

	$25,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for California. This sub-limit applies on a cumulative basis for all coverage triggered by earthquake in this zone.

	$25,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Japan. This sub-limit applies on a cumulative basis for all coverage triggered by earthquake in this zone.

	$25,000,000	each and every occurrence combined for PD &d BI and in the annual aggregate for New Zealand. This sub-limit applies on a cumulative basis for all coverage triggered by earthquake in this zone.

	$50,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for New Madrid (sub-limit does not apply to the Logan facility).

	$50,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Pacific Northwest.

	$50,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Philippines.

Extra / Expediting Expenses	$200,000,000	combined each and every occurrence for PD & BI.

Fine Arts	$25,000,000	each and every occurrence for PD.

Fire Fighting Expenses Including Cost of Extinguishing Materials	$25,000,000	each and every occurrence for PD.

Flood	$750,000,000	each and every occurrence combined for PD & BI and in the annual aggregate except,

	$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for properties situated in a 100 year floodplain.

	$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for flood in the Netherlands.

Interruption By Civil or Military Authority	$100,000,000	each and every occurrence for PD & BI or 30 consecutive days, whichever is less.

Interruption of Ingress and/or Egress	$100,000,000	each and every occurrence for PD & BI or 30 consecutive days, whichever is less.

	$100,000,000	each and every occurrence combined for PD and BI.

Impounded Water Land and Water Contaminant or Pollutant Cleanup, Removal and Disposal	$100,000	each and every occurrence for PD.

Leasehold Interest	$100,000,000	each and every occurrence for BI.

Neighbour’s Recourse Liability	$15,000,000	each and every occurrence combined for PD&BI.

Newly Acquired Location	$100,000,000	each and every occurrence combined for PD & BI.

Non-Admitted Tax Liability	$150,000,000	each and every occurrence.

Pot Line Freeze Up	$100,000,000	each and every occurrence combined for PD and BI.

Research & Development	$25,000,000	each and every occurrence combined for PD & BI.

Recapture of Investment Incentives	$50,000,000	each and every occurrence.

Royalties	$10,000,000	each and every occurrence

Service Interruption	$200,000,000	each and every occurrence combined for PD & BI, except

	$25,000,000	each and every occurrence combined for PD & BI from interruption emanating from earthquake in the New Madrid zone.

Transit	$25,000,000	each and every occurrence combined for PD & BI.

Transmission and Distribution Lines	$10,000,000	each and every occurrence combined for direct loss causing PD &BI.

Unnamed Location	$100,000,000	each and every occurrence combined for PD & BI.
DEDUCTIBLE LEVELS:
          $2,500,000 each and every occurrence combined for Property Damage, Business Interruption and Machinery Breakdown coverage for locations with insurable values exceeding US $100,000,000.
          $1,000,000 each and every occurrence combined for Property Damage, Business Interruption and Machinery Breakdown coverage for locations with insurable values equal to or less than US $100,000,000.
BASIS OF VALUATION
Replacement cost and as further stipulated within the attached policy wording.
DIFFERENCE IN CONDITIONS
Master Policy provides coverage where conditions of the locally integrated and/or non-integrated policies differ from the Master Policy and specifically where the conditions of the Master Policy are broader.
DIFFERENCE IN LIMITS
Master Policy provides coverage where the difference between the limits of liability stated in any locally integrated and/or non-integrated policies are less than the Master Policy.
TERRITORY
Worldwide except no coverage will be provided in the following countries:

Afghanistan, Albania, Algeria, Angola, Armenia, Azerbaijan, Bosnia and Herzegovina, Cambodia, Chad, Congo, Cuba, Chechnya, Georgia, Iraq, Iran, Kyrgyszstan, Laos, Lebanon, Liberia, Montenegro, Nigeria, North Korea, Pakistan, Serbia, Somalia, Syria, Tajikhistan, Tchechnia, Turkmenistan, Uzbekistan, Yugoslavia and Zaire.
EXCLUSIONS:
•	MARINE EXPORT SHIPMENTS

•	MARINE IMPORT SHIPMENTS

•	AIRCRAFT/WATERCRAFT

•	LAND/WATER

•	LABOUR DISTURBANCES

•	WAR / NUCLEAR DEVICE / REBELLION / SEIZURE BY PUBLIC

•	AUTHORITY / CONTRABAND OR ILLEGAL TRADE

•	NUCLEAR

•	FRAUD

•	WEAR AND TEAR

•	CROPS or STANDING TIMBER

•	CURRENCY / PREVIOUS METALS

•	OFFSHORE PROPERTY

•	VEHICLES

•	MYSTERIOUS DISAPPEARANCE

•	CHANGES IN TEMPERATURE

•	PROPERTY SOLD

•	UNDERGROUND MINES

•	satellites / spacecraft

•	manufacturing or processing errors

•	errors in design

•	cost of making good defective design or specifications

•	errors in processing / manufacturing product

•	settling, cracking, shrinkage

•	remote loss / delay or loss of market

•	VERMIN, INSECTS or animals

•	LOCAL, STATE OR NATIONAL GOVERNMENT CATASTROPHE POOLS

•	POLLUTION

•	FINES / PENALTIES

•	10 YEAR FLOOD PLAIN (based on the renewal schedule of locations there are currently no locations situated in a 10 year flood plain)

•	MICRO ORGANISM

•	BIOLOGICAL / CHEMICAL MATERIALS
CANCELLATION:
Insurance may be cancelled by the insurer by mailing at least 90 days’ prior written notice to the Named Insured, except for non-payment of premium, which is 15 days by written notice.
CURRENCY:
U.S. DOLLARS

ENDORSEMENTS:
•	Electronic Date Recognition Clarification Clause

•	Computer Virus Clause

•	War and Terrorism Exclusion Endorsement

•	Asbestos Exclusion Endorsement
2) Liability Insurance Summary
Summary of Insurance — Comprehensive General Liability

Insured:	Novelis Inc.

Insurer:	Zurich Insurance Company

Primary Policy Number:	LA 37’940B

Policy Period:	April 1, 2007, to April 1, 2008

Limits Of Liability:
US $75,000,000 per claim made for all insured losses combined, including loss expense, subject to an annual aggregate of US $150,000,000 for all claims made within one insurance year irrespective of whether the claims are attributable to one or more than one occurrence.

Sub-Limits for Additional Coverages

US $75,000,000 per claim made and in the aggregate per insurance year for the following Additional Coverages combined:
a) Personal Injury Liability
b) Advertiser’s Liability
c) Employer’s Liability
d) Employee Benefits Liability
e) Loss of Use
f) Pure financial loss
g) Additional Coverage for Motor Vehicles

The Indemnity of Zurich is limited to:

a)      US $50,000,000 per claim made and in the aggregate per insurance year for Product Recall Costs, and included in this sub-limit US $15,000,000 per claim made and in the aggregate per insurance year for Product Recall costs in the case of insured entities that maintain no certified quality management system under recognised standards (e.g. ISO 9001, et seq.);

b) US $25,000,000 per claim made and in the aggregate per insurance year for Dismantling and Assembly Expenses;

c) For Special Coverages according to (a) and (b) above, the maximum limit of indemnity per claim made and in the aggregate per insurance year remains US $50,000,000;

d) US $400,000 per claim made and US $4,000,000 in the aggregate per insurance year for Legal Protection in criminal Proceedings;

e) US $4,000,000 per claim made and in the aggregate per insurance year for claims in respect of losses relating to Contingent Watercraft.

Deductibles:	The deductibles per claim made are as follows:

General Deductible for entities in Canada
CAD $25,000 for Product Liability
CAD $25,000 for other losses
No deductible for bodily injury claims

Germany
EUR 50,000 for Product Liability
In connection with the local environmental industrial liability insurance per insurance case 10% but a minimum of EUR 50,000 and a maximum of EUR 500,000
EUR 4,000 for other losses
No deductible for bodily injury claims

Italy
EUR 50,000

South Korea
US $20,000
No deductible for bodily injury claims

Switzerland
CHF 30,000 for Product Liability
CHF 6,000 for other losses
No deductible for bodily injury claims

United Kingdom
GBP 10,000 for Product Liability
GBP 2,000 for other losses
No deductible for bodily injury claims

United States of America (USA)
US $1,000,000 for losses which occur and/or are litigated in the USA only
US $25,000 for other losses

Belgium, France, Spain
EUR 20,000 for Product Liability
EUR 4,000 for other losses
No deductible for bodily injury claims

Other Countries
US $20,000 for Product Liability
US $4,000 for other losses
No deductible for bodily injury claims

Difference in Limits Coverage
No deductible is applicable to Difference in Limits Coverage

Deductible for Special Coverages
Notwithstanding the other deductibles mentioned above, the deductibles for the Special Coverages amount to:
US $1,000,000 in respect of Novelis Inc. and its subsidiaries for claims which are made and/or are litigated in the USA only
US $810,000 for other losses / entities
Novelis Inc. participates in the Program with an annual program deductible of US $950,000 per claim made in excess of the applicable deductible(s) with an annual aggregate of US $2,000,000.

Territorial Limits:	Worldwide

Coverage:
The policy covers legal liability arising out of the companies and their activities, in respect of business premises, property, operations and product liability risks for bodily injury and property damage.

Insuring and Defense Agreement:
The coverage provided by Zurich consists of the indemnity for justified insured claims and of any loss expense, including defense costs, against both justified and unjustified insured claims. Payments under these coverages will be made by Zurich, on behalf of the insureds. They will include but not be restricted to:

a) Interest on damages;
b) Premiums on bonds to release attachments for an amount not in excess of the limit of indemnity of this contract as well as all premiums on appeal bonds required in any above defended claim;
c) Loss reduction expenses;
d) Cost of experts, lawyers, court, arbitration and mediation expenses
e) Litigation costs of an opposing party;
f) Loss prevention expenses,
And will be limited by the limit of indemnity of this contract.

Principal Extensions:	Comprehensive General Liability Manuscript Policy Form which includes:

•        Additional coverage for Motor Vehicles — limited to the Limit of Indemnity and applies excess of the greater of US $2,000,000 or the limit of indemnity of the locally existing basic motor vehicle coverage;

• Advertisers’ Liability;
• Agreed Waiver of Liability;
• Assumption of Legal Third-Party Liability;
• Condominium Owners;
• Cross Liability;
• Damage to Property in the Custody of or Worked Upon by the Insured;
• Effects of Ionizing Radiation;
• Employee Benefits Liability;
• Employer’s Liability — limited to the Limit of Indemnity and applies excess of:
• US $100,000 for the USA
• CDN $1,000,000 for other countries
• Extension of the Statutory Time-Limits;
• Fault on the Part of Independent Contractors;
• Identification or Elimination of Defects and Damage;
• Insured Ancillary Risks;
• Joint Ventures;
• Leased Telecommunications Installations;
• Leasehold Property;
• Legal liability arising from the granting of licenses conferring rights in respect of intangible goods;
• Legal Protection in Criminal Proceedings;
• Loss of Use;
• Loss during Loading and Unloading;

• Losses Incurred in Mixing, Combining and Further Processing;
• Losses Relating to Environmental Damage Caused by Installations for the Storage, Treatment or Disposal of Waste or Waste Products;
• Machinery Clause;
• Non Owned Aviation Liability / Airport Premises — limited to the Limit of Indemnity and applies excess of CDN $5,000,000;
• Objection of Late Complaints;
• Personal Injury Liability;
• Personal Liability;
• Pure Financial Loss;
• Railroad Branch Lines and Sidetracks and Related Installations and Rolling Stock;
• Real Estate and Installations not Used for Business Purposes;
• Use of Public Highways for Internal Works Traffic.

Special Coverages:	Special coverages shall mean the following additional coverages:

• Dismantling and assembly expenses;
• Product recall costs;
• Loss prevention expenses;
• Testing and sorting costs.

Principal Exclusions:	The policy excludes the following:

• Own Damages;
• Bodily injury to employees;
• Employment-related practices;
• Workers’ Compensation and Occupational Disease;
• Charterers’ Liability;
• Damage to property in the custody of or worked upon by the Insured;
• Radioactivity;
• Civil War;
• Special Substances and Risks;
• Intentional Act;
• Terrorism in the USA;

•        Losses relating to environmental damage except for (1) consequences of a sudden event (2) losses relating to environmental damage caused by installations for composting or short-term storage on waste products or purification of waste water.

Schedule 3.24
Location of Material Inventory
N/A
Locations of Collateral in Possession of Persons Other Than Any Loan Party
N/A

Schedule 6.01(b)
Existing Indebtedness
None
Unpaid Intercompany transfers of goods:
None

Schedule 6.02(c)
Existing Liens
None

Schedule 6.04(b)
Existing Investments
None
Unpaid Intercompany transfers of goods:
None

Schedule 6.01(b)
Existing Indebtedness
None
Unpaid Intercompany transfers of goods:
None

Schedule 6.02(c)
Existing Liens
None

Schedule 6.04(b)
Existing Investments
None
Unpaid Intercompany transfers of goods:
None

JOINDER AGREEMENT
Dated July 16, 2008
Reference is made to the Credit Agreement, dated as of July 6, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NOVELIS INC., a corporation formed under the Canada Business Corporations Act (the “Canadian Borrower”), NOVELIS CORPORATION, a Texas corporation, and the other U.S. subsidiaries of the Canadian Borrower signatory thereto as Borrowers, NOVELIS UK LTD, a limited liability company incorporated under the laws of England and Wales with registered number 00279596, and NOVELIS AG, a stock corporation (AG) organized under the laws of Switzerland, AV ALUMINUM INC., a corporation formed under the Canada Business Corporations Act, the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in the Credit Agreement), the Lenders, ABN AMRO BANK N.V., as U.S./European issuing bank, as U.S. swingline lender, as administrative agent for the Lenders, LASALLE BUSINESS CREDIT, LLC, as funding agent and as collateral agent for the Secured Parties and the Issuing Bank, UBS SECURITIES LLC, as syndication agent, BANK OF AMERICA, N.A., NATIONAL CITY BUSINESS CREDIT, INC. and CIT BUSINESS CREDIT CANADA INC., as documentation agents, ABN AMRO BANK N.V., acting through its Canadian branch, as Canadian administrative agent, Canadian funding agent and Canadian issuing bank and ABN AMRO INCORPORATED and UBS SECURITIES LLC, as joint lead arrangers and joint bookmanagers.
WITNESSETH:
WHEREAS, the Guarantors have entered into the Credit Agreement and the applicable Security Documents in order to induce the Lenders to make the Loans and the Issuing Banks to issue Letters of Credit to or for the benefit of the Borrowers;
WHEREAS, pursuant to Section 5.11(b) of the Credit Agreement, certain Subsidiaries are required to become Guarantors under the Credit Agreement by executing a Joinder Agreement. The undersigned Subsidiary (the “New Guarantor”) is executing this joinder agreement (“Joinder Agreement”) to the Credit Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue Letters of Credit and as consideration for the Loans previously made by the Lenders and Letters of Credit previously issued by the Issuing Banks and as consideration for the other agreements of the Lenders and the Agents under the Loan Documents.
NOW, THEREFORE, the Funding Agent, Collateral Agent and the New Guarantor hereby agree as follows:
1. Guarantee. In accordance with Section 5.11(b) of the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Guarantor.
2. Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect”, true and correct in all respects) as of such earlier date. Each reference to a Guarantor in the Credit Agreement shall be deemed to include the New Guarantor. The New Guarantor hereby attaches supplements to each of the schedules to the Credit Agreement and the Perfection Certificates applicable to it.
3. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.
5. No Waiver. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.
6. Notices. All notices, requests and demands to or upon the New Guarantor, any Agent or any Lender shall be governed by the terms of Section 11.01 of the Credit Agreement.
7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NOVELIS SERVICES LIMITED
By:	/s/ P. Illy
	Name:	P. Illy
	Title:	Secretary
Address for Notices:

LASALLE BUSINESS CREDIT, LLC, as Funding Agent and as Collateral Agent
By:	/s/ Peter M. Walther
	Name:	Peter M. Walther
	Title:	First Vice President
Address for Notices: LaSalle Business Credit, LLC 135 South LaSalle Street, Suite 425 Chicago, Illinois 60603 Attention: Steven Friedlander

[Note: Schedules to be attached.]

Perils Covered
•	All Perils of direct physical loss or damage including Machinery Breakdown and Business Interruption, to the Property Insured by any cause whatsoever including Earthquake, Windstorm, and Flood.
LIMITS OF LIABILITY:
U.S. $750,000,000 EACH OCCURRENCE
•	Combined for Property Damage, including Machinery Breakdown and Business Interruption excess of the DEDUCTIBLE LEVELS and subject to the following ground-up sub-limits, where applicable, as described below:
GROUND-UP PROGRAM SUB-LIMITS

Contingent Business Interruption and Contingent Extra Expense (Direct Suppliers and/or Customers)	$200,000,000	each and every occurrence for BI. except,

	$25,000,000	each and every occurrence combined for PD & BI from interruption emanating from earthquake in the New Madrid zone.

Course of Construction	$100,000,000	each and every occurrence combined for PD & BI including Advance loss of Profits.

Debris Removal	$50,000,000	each and every occurrence for PD or 25% of the loss, whichever is greater.

Decontamination Expenses	$50,000,000	each and every occurrence for PD.

Defense Costs	$5,000,000	each and every occurrence combined for PD & BI.

Demolition and Increased Cost of Construction	$100,000,000	each and every occurrence combined for PD & BI.

Earthquake	$750,000,000	each and every occurrence combined for PD & BI and in the annual aggregate, except

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Chile.

$300,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for China.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Columbia.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Guam.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Indonesia.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Israel.

$300,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Mexico.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Peru.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Portugal.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Taiwan.

$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Venezuela.

$100,000,000	each and every occurrence

		combined for PD & BI and in the annual aggregate for Turkey

	$25,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for California. This sub-limit applies on a cumulative basis for all coverage triggered by earthquake in this zone.

	$25,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Japan. This sub-limit applies on a cumulative basis for all coverage triggered by earthquake in this zone.

	$25,000,000	each and every occurrence combined for PD &d BI and in the annual aggregate for New Zealand. This sub-limit applies on a cumulative basis for all coverage triggered by earthquake in this zone.

	$50,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for New Madrid (sub-limit does not apply to the Logan facility).

	$50,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Pacific Northwest.

	$50,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for Philippines.

Extra / Expediting Expenses	$200,000,000	combined each and every occurrence for PD & BI.

Fine Arts	$25,000,000	each and every occurrence for PD.

Fire Fighting Expenses Including Cost of Extinguishing Materials	$25,000,000	each and every occurrence for PD.

Flood	$750,000,000	each and every occurrence combined for PD & BI and in the annual aggregate except,

	$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for properties situated in a 100 year floodplain.

	$100,000,000	each and every occurrence combined for PD & BI and in the annual aggregate for flood in the Netherlands.

Interruption By Civil or Military Authority	$100,000,000	each and every occurrence for PD & BI or 30 consecutive days, whichever is less.

Interruption of Ingress and/or Egress	$100,000,000	each and every occurrence for PD & BI or 30 consecutive days, whichever is less.

	$100,000,000	each and every occurrence combined for PD and BI.

Impounded Water Land and Water Contaminant or Pollutant Cleanup, Removal and Disposal	$100,000	each and every occurrence for PD.

Leasehold Interest	$100,000,000	each and every occurrence for BI.

Neighbour’s Recourse Liability	$15,000,000	each and every occurrence combined for PD&BI.

Newly Acquired Location	$100,000,000	each and every occurrence combined for PD & BI.
Non-Admitted Tax Liability	$150,000,000	each and every occurrence.

Pot Line Freeze Up	$100,000,000	each and every occurrence combined for PD and BI.

Research & Development	$25,000,000	each and every occurrence combined for PD & BI.

Recapture of Investment Incentives	$50,000,000	each and every occurrence.

Royalties	$10,000,000	each and every occurrence

Service Interruption	$200,000,000	each and every occurrence combined for PD & BI, except
	$25,000,000	each and every occurrence combined for PD & BI from interruption emanating from earthquake in the New Madrid zone.
Transit	$25,000,000	each and every occurrence combined for PD & BI.
Transmission and Distribution Lines	$10,000,000	each and every occurrence combined for direct loss causing PD &BI.
Unnamed Location	$100,000,000	each and every occurrence combined for PD & BI.
DEDUCTIBLE LEVELS:
          $2,500,000 each and every occurrence combined for Property Damage, Business Interruption and Machinery Breakdown coverage for locations with insurable values exceeding US $100,000,000.
          $1,000,000 each and every occurrence combined for Property Damage, Business Interruption and Machinery Breakdown coverage for locations with insurable values equal to or less than US $100,000,000.
BASIS OF VALUATION
Replacement cost and as further stipulated within the attached policy wording.
DIFFERENCE IN CONDITIONS
Master Policy provides coverage where conditions of the locally integrated and/or non-integrated policies differ from the Master Policy and specifically where the conditions of the Master Policy are broader.
DIFFERENCE IN LIMITS
Master Policy provides coverage where the difference between the limits of liability stated in any locally integrated and/or non-integrated policies are less than the Master Policy.
TERRITORY
Worldwide except no coverage will be provided in the following countries:

Afghanistan, Albania, Algeria, Angola, Armenia, Azerbaijan, Bosnia and Herzegovina, Cambodia, Chad, Congo, Cuba, Chechnya, Georgia, Iraq, Iran, Kyrgyszstan, Laos, Lebanon, Liberia, Montenegro, Nigeria, North Korea, Pakistan, Serbia, Somalia, Syria, Tajikhistan, Tchechnia, Turkmenistan, Uzbekistan, Yugoslavia and Zaire.
EXCLUSIONS:
•	MARINE EXPORT SHIPMENTS

•	MARINE IMPORT SHIPMENTS

•	AIRCRAFT / WATERCRAFT

•	LAND / WATER

•	LABOUR DISTURBANCES

•	WAR / NUCLEAR DEVICE / REBELLION / SEIZURE BY PUBLIC

•	AUTHORITY / CONTRABAND OR ILLEGAL TRADE

•	NUCLEAR

•	FRAUD

•	WEAR AND TEAR

•	CROPS or STANDING TIMBER

•	CURRENCY / PREVIOUS METALS

•	OFFSHORE PROPERTY

•	VEHICLES

•	MYSTERIOUS DISAPPEARANCE

•	CHANGES IN TEMPERATURE

•	PROPERTY SOLD

•	UNDERGROUND MINES

•	satellites / spacecraft

•	manufacturing or processing errors

•	errors in design

•	cost of making good defective design or specifications

•	errors in processing / manufacturing product

•	settling, cracking, shrinkage

•	remote loss / delay or loss of market

•	VERMIN, INSECTS or animals

•	LOCAL, STATE OR NATIONAL GOVERNMENT CATASTROPHE POOLS

•	POLLUTION

•	FINES /PENALTIES

•	10 YEAR FLOOD PLAIN (based on the renewal schedule of locations there are currently no locations situated in a 10 year flood plain)

•	MICRO ORGANISM

•	BIOLOGICAL / CHEMICAL MATERIALS
CANCELLATION:
Insurance may be cancelled by the insurer by mailing at least 90 days’ prior written notice to the Named Insured, except for non-payment of premium, which is 15 days by written notice.
CURRENCY:
U.S. DOLLARS

ENDORSEMENTS:
•	Electronic Date Recognition Clarification Clause

•	Computer Virus Clause

•	War and Terrorism Exclusion Endorsement

•	Asbestos Exclusion Endorsement
21 Liability Insurance Summary
Summary of Insurance — Comprehensive General Liability

Insured:	Novelis Inc.

Insurer:	Zurich Insurance Company

Primary Policy Number:	LA 37’940B

Policy Period:	April 1, 2007, to April 1, 2008

Limits Of Liability:
US $75,000,000 per claim made for all insured losses combined, including loss expense, subject to an annual aggregate of US $150,000,000 for all claims made within one insurance year irrespective of whether the claims are attributable to one or more than one occurrence.

Sub-Limits for Additional Coverages

US $75,000,000 per claim made and in the aggregate per insurance year for the following Additional Coverages combined:
a) Personal Injury Liability
b) Advertiser’s Liability
c) Employer’s Liability
d) Employee Benefits Liability
e) Loss of Use
f) Pure financial loss
g) Additional Coverage for Motor Vehicles

The Indemnity of Zurich is limited to:

a)      US $50,000,000 per claim made and in the aggregate per insurance year for Product Recall Costs, and included in this sub-limit US $15,000,000 per claim made and in the aggregate per insurance year for Product Recall costs in the case of insured entities that maintain no certified quality management system under recognised standards (e.g. ISO 9001, et seq.);

b) US $25,000,000 per claim made and in the aggregate per insurance year for Dismantling and Assembly Expenses;

c) For Special Coverages according to (a) and (b) above, the maximum limit of indemnity per claim made and in the aggregate per insurance year remains US $50,000,000;

d) US $400,000 per claim made and US $4,000,000 in the aggregate per insurance year for Legal Protection in criminal Proceedings;

e) US $4,000,000 per claim made and in the aggregate per insurance year for claims in respect of losses relating to Contingent Watercraft.

Deductibles:	The deductibles per claim made are as follows:

General Deductible for entities in Canada
CAD $25,000 for Product Liability
CAD $25,000 for other losses
No deductible for bodily injury claims

Germany
EUR 50,000 for Product Liability
In connection with the local environmental industrial liability insurance per insurance case 10% but a minimum of EUR 50,000 and a maximum of EUR 500,000
EUR 4,000 for other losses
No deductible for bodily injury claims

Italy
EUR 50,000

South Korea
US $20,000
No deductible for bodily injury claims

Switzerland
CHF 30,000 for Product Liability
CHF 6,000 for other losses
No deductible for bodily injury claims

United Kingdom
GBP 10,000 for Product Liability
GBP 2,000 for other losses
No deductible for bodily injury claims

United States of America (USA)
US $1,000,000 for losses which occur and/or are litigated in the
USA only
US $25,000 for other losses

Belgium, France, Spain
EUR 20,000 for Product Liability
EUR 4,000 for other losses
No deductible for bodily injury claims

Other Countries
US $20,000 for Product Liability
US $4,000 for other losses
No deductible for bodily injury claims

Difference in Limits Coverage
No deductible is applicable to Difference in Limits Coverage

Deductible for Special Coverages
Notwithstanding the other deductibles mentioned above, the deductibles for the Special Coverages amount to:
US $1,000,000 in respect of Novelis Inc. and its subsidiaries for claims which are made and/or are litigated in the USA only
US $810,000 for other losses / entities
Novelis Inc. participates in the Program with an annual program deductible of US $950,000 per claim made in excess of the applicable deductible(s) with an annual aggregate of US $2,000,000.

Territorial Limits:	Worldwide

Coverage:
The policy covers legal liability arising out of the companies and their activities, in respect of business premises, property, operations and product liability risks for bodily injury and property damage.

Insuring and Defense Agreement:
The coverage provided by Zurich consists of the indemnity for justified insured claims and of any loss expense, including defense costs, against both justified and unjustified insured claims. Payments under these coverages will be made by Zurich, on behalf of the insureds. They will include but not be restricted to:

a) Interest on damages;
b) Premiums on bonds to release attachments for an amount not in excess of the limit of indemnity of this contract as well as all premiums on appeal bonds required in any above defended claim;
c) Loss reduction expenses;
d) Cost of experts, lawyers, court, arbitration and mediation expenses
e) Litigation costs of an opposing party;
f) Loss prevention expenses,
And will be limited by the limit of indemnity of this contract.

Principal Extensions:	Comprehensive General Liability Manuscript Policy Form which includes:

•        Additional coverage for Motor Vehicles — limited to the Limit of Indemnity and applies excess of the greater of US $2,000,000 or the limit of indemnity of the locally existing basic motor vehicle coverage;

• Advertisers’ Liability;
• Agreed Waiver of Liability;
• Assumption of Legal Third-Party Liability;
• Condominium Owners;
• Cross Liability;
• Damage to Property in the Custody of or Worked Upon by the Insured;
• Effects of Ionizing Radiation;
• Employee Benefits Liability;
• Employer’s Liability — limited to the Limit of Indemnity and applies excess of:
• US $100,000 for the USA
• CDN $1,000,000 for other countries
• Extension of the Statutory Time-Limits;
• Fault on the Part of Independent Contractors;
• Identification or Elimination of Defects and Damage;
• Insured Ancillary Risks;
• Joint Ventures;
• Leased Telecommunications Installations;
• Leasehold Property;
• Legal liability arising from the granting of licenses conferring rights in respect of intangible goods;
• Legal Protection in Criminal Proceedings;
• Loss of Use;
• Loss during Loading and Unloading;

• Losses Incurred in Mixing, Combining and Further Processing;
• Losses Relating to Environmental Damage Caused by Installations for the Storage, Treatment or Disposal of Waste or Waste Products;
• Machinery Clause;
• Non Owned Aviation Liability / Airport Premises — limited to the Limit of Indemnity and applies excess of CDN $5,000,000;
• Objection of Late Complaints;
• Personal Injury Liability;
• Personal Liability;
• Pure Financial Loss;
• Railroad Branch Lines and Sidetracks and Related Installations and Rolling Stock;
• Real Estate and Installations not Used for Business Purposes;
• Use of Public Highways for Internal Works Traffic.

Special Coverages:	Special coverages shall mean the following additional coverages:

• Dismantling and assembly expenses;
• Product recall costs;
• Loss prevention expenses;
• Testing and sorting costs.

Principal Exclusions:	The policy excludes the following:

• Own Damages;
• Bodily injury to employees;
• Employment-related practices;
• Workers’ Compensation and Occupational Disease;
• Charterers’ Liability;
• Damage to property in the custody of or worked upon by the Insured;
• Radioactivity;
• Civil War;
• Special Substances and Risks;
• Intentional Act;
• Terrorism in the USA;

•        Losses relating to environmental damage except for (1) consequences of a sudden event (2) losses relating to environmental damage caused by installations for composting or short-term storage on waste products or purification of waste water.

Schedule 3.24
Location of Material Inventory
N/A
Locations of Collateral in Possession of Persons Other Than Any Loan Party
N/A

Schedule 6.01(b)
Existing Indebtedness
None
Unpaid Intercompany transfers of goods:
None

Schedule 6.02(c)
Existing Liens
None

Schedule 6.04(b)
Existing Investments
None
Unpaid Intercompany transfers of goods:
None